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                                                                EXHIBIT 10(N)(1)

                            ASSIGNMENT AGREEMENT
                         CONTRACT DE-AC06-93RL12359
                             MODIFICATION NO. 1


      Contract for Architect/Engineer Construction Management Services
                          U.S. Department of Energy
                         Richland Operations Office


     The original Assignment Agreement, dated October 14, 1993, was entered into between the U.S. Department of Energy (DOE), Kaiser Engineers Hanford Company (KEH), a Delaware Corporation doing business in the State of Washington, and Westinghouse Hanford Company (WHC), a Delaware Corporation doing business in the State of Washington (hereafter collectively known as "the parties").

     NOW THEREFORE, the parties hereby agree to modify the Assigned Agreement as follows:

     Paragraph 12 shall be deleted in its entirety and be replaced with the following:

"12. DOE, KEH, and WHC shall execute and date the assignment agreement. The effective date of this Assignment Agreement shall be October 1, 1993, and shall be binding to all parties."

     All other terms and conditions remain unchanged as a result of this modification.



KAISER ENGINEERS HANFORD COMPANY              WESTINGHOUSE HANFORD COMPANY

BY         /s/                                BY     /s/
  ----------------------------                   -----------------------------

TITLE      President                          TITLE  President
     -------------------------                      --------------------------

DATE       October 25, 1993                   DATE   October 25, 1993
    --------------------------                     ---------------------------


                                              U.S. DEPARTMENT OF ENERGY

                                              BY     /s/
                                                 -----------------------------

                                              TITLE  Manager
                                                    --------------------------

                                              DATE   October 25, 1993
                                                   ---------------------------


MODIFICATION AGREEMENT
MODIFICATION NO. 1